UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

TaskUs, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following communication was sent by email to employees of TaskUs, Inc. on May 9, 2025.

TaskUs The Next Chapter for TaskUs Bryce Maddock Fri, May 9. 2025 at 5:44 AM To: Global Senior Leadership Townhall Leaders.A few moments ago, we announced that TaskUs has entered into an agreement under which Jasper and 1, in partnership with Blackstone, will acquire the publicly traded shares of the business and return to operating as a private company. Following the close of the transaction. Jasper and I will remain in our positions as Chief Executive Officer and President. When we started TaskUs in 2008 the iPhone had just been released. That seismic shift unleashed a generation of startups that TaskUs supported as they scaled. We had a vision to empower talented individuals from around the globe, with opportunities to provide services to the world’s most innovative companies. Through our frontline-first culture, we became the go-to service provider for rapidly growing startups and innovative enterprises. What started with an investment of just $20,000 has grown to become a company of over 60,000 teammates and $1 billion in revenue (over the past 12 months). Your tireless efforts made this possible. Today, at the dawn of the AI era, we are focused on addressing the changes it requires of our business while helping our clients navigate their own transformations during another seismic shift in their businesses. As we continue to seek to scale and grow, we believe that operating as a private company will allow us greater flexibility to make long-term investments in our business. What won't change is our culture, core values and commitment to making TaskUs an inclusive, rewarding place to work.
We anticipate the transaction will close in the second half of the year, subject to customary closing conditions, including the receipt of required regulatory and stockholder approvals. In the meantime, TaskUs remains a public company. With this news, and as always, our focus should be on serving our clients and supporting our frontline teammates.We understand that you may have questions about how we plan to move forward as a private company. Separately, you will receive an invite to an SLT meeting on Monday, May 12 at 8 a.m. CT, 6:30 p.m. IST, 9 p.m. Philippines, that we hope you attend Thank you again for your continued dedication to TaskUs, our teammates and our clients. Ridiculously, Bryce and Jasper

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Breeze Merger Corporation. In connection with the proposed transaction, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement in preliminary and definitive form. In addition, the Company and certain affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT AND SCHEDULE 13E-3 (IF AND WHEN THEY BECOME AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge either from the SEC’s website at www.sec.gov, or from the Company’s Investor Relations webpage at ir.taskus.com.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, will be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 8, 2025 (available here), under the sections “Executive and Director Compensation”, “Beneficial Ownership of Securities” and “Certain Relationships and Related Person Transactions”. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the Company’s proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and further include, without limitation, statements reflecting the Company’s current views with respect to, among other things, the Company’s operations, the Company’s financial performance, the Company’s industry, the impact of the macroeconomic environment on the Company’s business, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “would,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates,” “position us” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the termination or expiration of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; the possibility that competing offers or acquisition proposals for the Company will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and associates, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally; the potential impact of certain provisions of the merger agreement on the Company’s liquidity and ability to fund its operations during the pendency of the proposed transaction; risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the dependence of the Company’s business on key clients; the risk of loss of business or non-payment from clients; the Company’s failure to cost-effectively acquire new clients; the risk that the Company may provide inadequate service or cause disruptions in the Company’s clients’ businesses or fail to comply with the quality standards required by the Company’s clients under the Company’s agreements; the Company’s inability to anticipate clients’ needs by adapting to market and technology trends; utilization of artificial intelligence by the Company’s clients or the Company’s failure to incorporate artificial intelligence into its operations; unauthorized or improper disclosure of personal or other sensitive information, or securities breaches and incidents; negative publicity or liability or difficulty recruiting and retaining employees; the Company’s failure to detect and deter criminal or fraudulent activities or other misconduct by its employees or third parties; global economic and political conditions, especially in the social media and meal delivery and transport industries from which the Company generates significant revenue; the dependence of the Company’s business on its international operations, particularly in the Philippines and India; the Company’s failure to comply with applicable data privacy and security laws and regulations; fluctuations against the U.S. dollar in the local currencies in the countries in which the Company operates; the Company’s inability to maintain and enhance its brand; competitive pricing pressure; the Company’s dependence on senior management and key employees; increases in employee expenses and changes to labor laws; failure to attract, hire, train and retain a sufficient number of skilled employees to support operations; the Company’s inability to effectively expand its operations into countries or industries in which the Company has no prior operating experience and in which the Company may be subject to increased business, economic and regulatory risks; reliance on owned and third-party technology and computer systems; and failure to maintain asset utilization levels, price appropriately and control costs; the control of affiliates of Blackstone Inc. and the Company’s  Co-Founders over the Company; the dual class structure of the Company’s common stock; and the volatility of the market price of the Company’s Class A common stock. Additional risks and uncertainties include but are not limited to those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 6, 2025, as such factors may be updated from time to time in the Company’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as  required by law.